                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): September 19, 1995
                                                  ------------------


                            Merrill Lynch & Co., Inc.
                       -------------------------------------
       (Exact name of Registrant as specified in its charter)

   Delaware                       1-7182               13-2740599
-----------------               -----------        ------------------
(State or other                 (Commission        (I.R.S. Employer
jurisdiction of                 File Number)       Identification No.)
incorporation)


World Financial Center, North Tower, New York, New York   10281-1220
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        (Address of principal executive offices)       (Zip Code)



 Registrant's telephone number, including area code: (212) 449-1000
                                                     --------------



--------------------------------------------------------------------------------
   (Former name or former address, if changed since last report.)
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Item 5.   Other Events
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     Exhibits are filed herewith in connection with the Registration Statements on Form S-3 (File Nos. 33-52647 and 33-61559) filed by Merrill Lynch & Co., Inc. ("ML & Co.") with the Securities and Exchange Commission covering Senior Debt Securities issuable under an indenture dated as of April 1, 1983, as amended and restated, between ML & Co. and Chemical Bank (successor by merger to Manufacturers Hanover Trust Company) (the "Indenture"). ML & Co. will issue $250,000,000 principal amount of 6.64% Notes due September 19, 2002 under the Indenture. The exhibits consist of the form of Notes and an opinion of counsel relating thereto.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
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                             EXHIBITS

          (4)             Instruments defining the rights of
                          security holders, including indentures.

                               Form of Merrill Lynch & Co., Inc.'s 6.64% Notes due September 19, 2002.

          (5) & (23)      Opinion re: legality; consent of
                          counsel.

                               Opinion of Brown & Wood relating to the 6.64% Notes due September 19, 2002 (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s Registration Statement relating to such Notes).

                                       2
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                        MERRILL LYNCH & CO., INC.
                                      ------------------------------
                                            (Registrant)



                                      By: /s/ Theresa Lang
                                          ----------------
                                            Theresa Lang
                                              Treasurer




Date:  September 19, 1995

                                       3
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                                 EXHIBIT INDEX



Exhibit No.    Description                                              Page
-----------    -----------                                              ----

(4) Instruments defining the rights of security holders, including indentures.

                    Form of Merrill Lynch & Co., Inc.'s 6.64% Notes due September 19, 2002.

(5) & (23)     Opinion re: legality; consent of counsel.

                    Opinion of Brown & Wood relating to the 6.64% Notes due September 19, 2002 (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s Registration Statement relating to such Notes).